Exhibit 10.1

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (hereinafter called this “Amendment”) is entered into as of October 14, 2015, by and among MIDSTATES PETROLEUM COMPANY, INC., a Delaware corporation (the “Parent”), MIDSTATES PETROLEUM COMPANY LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto, and SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), as an Issuing Lender and as Swing Line Lender.

WITNESSETH:

WHEREAS, Parent, Borrower, Administrative Agent, the Issuing Lender, the Swing Line Lender and the lenders party thereto (the “Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2012 (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), whereby the Lenders have agreed to make certain loans to Borrower upon the terms and conditions set forth therein;

WHEREAS, Administrative Agent has recommended, and Borrower and the Required Lenders have agreed, that the Conforming Borrowing Base be ratified and maintained at an amount equal to $252,024,575;

WHEREAS, Parent and Borrower are considering the sale or other disposition of those certain Oil and Gas Properties more particular described to the Administrative Agent and the Lenders in writing on or prior to the date hereof (the “Subject Assets” and such sale or other disposition, the “Subject Asset Sale”), and has requested that the Administrative Agent and Lenders comprising at least the Required Lenders confirm in advance (i) the amount of the reduction in the Conforming Borrowing Base (as in effect after giving effect to this Amendment) that would result from the consummation of the Subject Asset Sale provided that the Subject Asset Sale is completed prior to the earlier of the next scheduled redetermination of the Conforming Borrowing Base and any special redetermination of the Conforming Borrowing Base pursuant to Section 2.04(e) of the Credit Agreement and (ii) other conditions related thereto;

WHEREAS, Parent and Borrower have asked Administrative Agent, Issuing Lender and the Lenders to amend the Credit Agreement as described herein; and

WHEREAS, Administrative Agent, Issuing Lender and the Lenders are willing to amend the Credit Agreement as requested by Parent and Borrower, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

Section 1.                                 Terms Defined in Credit Agreement.  As used in this Amendment, except as may otherwise be provided herein, all capitalized terms that are defined in the Credit

Agreement (as amended hereby) shall have the same meaning herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2.                                 Amendments to Credit Agreement.  Subject to the occurrence of the Ninth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)                                 Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.15  Accounts.  The Loan Parties shall maintain all of their respective operating and other depository and securities accounts (other than Excluded Accounts) with banks or securities intermediaries that are either (a) the Administrative Agent or (b) if subject to the Administrative Agent’s control pursuant to an account control agreement (which shall provide for activation of exclusive control only upon an Event of Default), (i) a Lender or an Affiliate of the Administrative Agent or a Lender or (ii) any other financial institution; provided that in the case of any such account established after the Seventh Amendment Effective Date, any such account control agreement shall be executed and delivered within 45 days of such establishment; provided further that the Administrative Agent may extend such 45 day deadline by up to an additional 45 days in its reasonable discretion.”

(b)                                 Clause (iii) of the proviso to clause (d) of Section 8.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii) if such sale or other disposition (whether individually or in the aggregate with all related sales and dispositions) during any period between two successive redeterminations of the Conforming Borrowing Base will result in the Combined Disposition/Derivative Threshold being exceeded, Parent or Borrower shall have provided Administrative Agent notice of such sale or disposition not less than ten (10) Business Days prior to the consummation thereof,”.

(c)                                  Clause (b) of Section 8.05 of the Credit Agreement is hereby amended by deleting the reference to “$1,000,000” therein and inserting “$2,500,000” in place thereof.

Section 3.                                 Scheduled Borrowing Base Redetermination.

(a)                                 Pursuant to Section 2.04(a) of the Credit Agreement, on and as of October 1, 2015, but subject to the occurrence of the Ninth Amendment Effective Date, the Conforming Borrowing Base shall be maintained at $252,024,575, until adjusted in accordance with Section 2.04(f) of the Credit Agreement or otherwise redetermined.

(b)                                 Both Parent and Borrower, on the one hand, and Administrative Agent and the Required Lenders, on the other hand, agree that the redetermination of the Conforming Borrowing Base pursuant to clause (a) of this Section 3 shall constitute the regularly scheduled redetermination of the Conforming Borrowing Base for October 1, 2015 (and shall not constitute a discretionary redetermination of the Conforming Borrowing Base by either Borrower, on the

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one hand, or Administrative Agent or Lenders, on the other hand, pursuant to Section 2.04(e) of the Credit Agreement).

(c)                                  Both the Parent and the Borrower, on the one hand, and the Administrative Agent and the Required Lenders, on the other hand, further agree that in the event that the Borrower sells or disposes of the Subject Assets as permitted by and otherwise in accordance with Section 8.02(d) of the Credit Agreement, then so long as (i) such sale is consummated prior to the earlier of (x) the Scheduled Borrowing Base Determination scheduled for April 1, 2016 and (y) any discretionary redetermination of the Conforming Borrowing Base by either Borrower, on the one hand, or Administrative Agent (at the direction of the Required Lenders), on the other hand, pursuant to Section 2.04(e) of the Credit Agreement, and (ii) immediately after giving effect to the proceeds of the Subject Asset Sale the sum of (x) the Available Commitment plus (y) the aggregate amount of cash and Cash Equivalents of the Loan Parties shall not be less than $425,000,000, the amount of the reduction in the Conforming Borrowing Base then in effect as a result of the Subject Asset Sale shall be deemed to be equal to $27,024,575.

Section 4.                                 Conditions of Ninth Amendment Effective Date.  This Amendment will become effective on the date on which each of the following conditions precedent are satisfied or are waived by Administrative Agent and the Required Lenders in their sole discretion (the “Ninth Amendment Effective Date”).

(a)                                 Borrower, Parent and Lenders comprising at least the Required Lenders shall have delivered to Administrative Agent duly executed counterparts of this Amendment;

(b)                                 Borrower shall have made payment of all fees and expenses then due and payable under the Credit Agreement, including any fees and expenses then due and payable in connection with this Amendment pursuant to Section 12.04(a) of the Credit Agreement, in the case of expenses to the extent invoiced at least three business days prior to the Ninth Amendment Effective Date (except as otherwise reasonably agreed by Borrower); and

(c)                                  Borrower and Parent shall have acknowledged and confirmed to Administrative Agent and the Lenders, and by its execution and delivery of this Amendment each of Borrower and Parent does hereby acknowledge and confirm to Administrative Agent and the Lenders, that, after giving effect to this Amendment (i) the representations and warranties in Article VI of the Credit Agreement shall be true and correct in all material respects (except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects), on and as of the Ninth Amendment Effective Date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date in which case they shall be true and correct as of such earlier date in all material respects, except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of such earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing.

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Section 5.                                 Representations and Warranties.  On the Ninth Amendment Effective Date, each of Parent and Borrower represents and warrants to Administrative Agent and each of the Lenders that:

(a)                                 Each Loan Party: (i) is validly existing and (ii) has the power and authority to execute, deliver, and perform its obligations under this Amendment and each other Loan Document to which it is a party except where such failure does not constitute a Default and could not reasonably be expected to have a Material Adverse Effect.

(b)                                 The execution, delivery and performance by each of Parent and Borrower of this Amendment and each other Loan Document to which it is a party has been duly authorized by all necessary limited liability company or corporate action of Parent or Borrower, as applicable, and does not and will not contravene the terms of any of such Person’s Organization Documents.

(c)                                  This Amendment and each other Loan Document to which each Loan Party is a party constitutes the legal, valid and binding obligations of such Person to the extent it is a party thereto, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

Section 6.                                 Reference to and Effect on the Credit Agreement.

(a)                                 Upon the Ninth Amendment Effective Date and thereafter, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

Section 7.                                 Cost and Expenses.  Each of Parent and Borrower agrees to pay fees and expenses in connection with this Amendment pursuant to the terms and conditions of Section 12.04(a) of the Credit Agreement.

Section 8.                                 Extent of Amendments.  Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents are not amended, waived, modified or affected hereby.  Each of Parent and Borrower hereby ratifies and confirms that (i) except as specifically set forth in this Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, (iii) the Collateral is unimpaired by this Amendment, and (iv) except as specifically set forth in this Amendment, each of Administrative Agent, each Issuing Lender and each Lender shall have and retain unimpaired any and all rights that it may now or hereafter have under or in connection with the Credit Agreement (as modified hereby) or any other Loan Document (including its right to insist on strict compliance with the Credit Agreement (as modified hereby) or other Loan Document).

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Section 9.                                 Release.  In consideration of the amendments set forth in this Amendment, each of Borrower and Parent, on behalf of themselves and their respective subsidiaries, as well as their respective heirs, predecessors in interest, successors and assigns (each individually, a “Releasing Party” and collectively, the “Releasing Parties”) hereby irrevocably releases, acquits, forever discharges, and covenants not to sue, Administrative Agent, each Issuing Lender, Swing Line Lender and each Lender, along with all of their Affiliates, officers, directors, agents, employees, and attorneys-in-fact, as well as their respective heirs, predecessors in interest, successors and assigns (each individually, a “Released Party” and collectively, the “Released Parties”) from any and all claims, demands, debts, liabilities, contracts, agreements, obligations, accounts, defenses, investigations, proceedings, suits, offsets against the indebtedness evidenced by the Loan Documents, actions, causes of action or claims for damages or relief of whatever kind or nature, whether equitable or monetary, whether known or unknown, suspected or unsuspected by Borrower or Parent, which Borrower, Parent, any Guarantor or any Subsidiary of any of them, ever had or now has, may have or that may hereafter accrue against any Released Party, in each case, for or by reason of any matter, cause or thing whatsoever arising or occurring on or prior to the date of this Amendment in any way relating to, in whole or in part, directly or indirectly (a) the Credit Agreement, any Note, any Security Document, any other Loan Document or the transactions evidenced thereby, including, without limitation, any disbursements under the Credit Agreement, any Notes, the negotiation of any of the Credit Agreement, the Notes, the Mortgages or the other Loan Documents, the terms thereof, or the approval, administration or servicing thereof, or (b) any notice of default, event of default in reference to any Loan Document or any other matter pertaining to the collection or enforcement by any Released Party of the indebtedness evidenced by any Loan Document or any right or remedy under any Loan Document, or (c) any purported oral agreements or understandings by and between any Released Party and Borrower or Parent in reference to any Loan Document (the “Released Claims”).  The Releasing Parties understand and acknowledge that they may hereafter discover facts in addition to or different from those which they know or believe to be true with respect to the Released Claims, but the Releasing Parties expressly acknowledge and agree that any such discovery shall not affect the validity or enforceability of their release herein, including their release of any unknown claims that constitute Released Claims.  The Releasing Parties acknowledge that the foregoing release was separately bargained for and is a key element of this Amendment.

Section 10.                          Execution and Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile or .pdf shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

Section 11.                          Governing Law.  This Amendment shall be governed by, construed and interpreted in accordance with the laws of the State of New York, except to the extent that federal laws of the United States of America apply.

Section 12.                          Headings.  Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

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Section 13.                          No Waiver.  Borrower hereby agrees that except as expressly set forth in this Amendment, no Default or Event of Default has been waived or remedied by the execution of this Amendment by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.  Nothing contained in this Amendment nor any past indulgence by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, nor any other action or inaction on behalf of Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender shall constitute or be deemed to constitute an election of remedies by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender.

Section 14.                          Loan Document.  This Amendment is a Loan Document.

Section 15.                          Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 16.                          NO ORAL AGREEMENTS.  THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ADMINISTRATIVE AGENT, THE SWING LINE LENDER, ANY ISSUING LENDER AND/OR LENDERS (TOGETHER WITH THE FEE LETTERS) REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written,

MIDSTATES PETROLEUM COMPANY LLC, a
Delaware limited liability company, as Borrower

By:	/s/ Nelson M. Haight
	Name:	Nelson M. Haight
	Title:	Executive Vice President and CFO

MIDSTATES PETROLEUM COMPANY, INC., a
Delaware corporation, as Parent

By:	/s/ Nelson M. Haight
	Name:	Nelson M. Haight
	Title:	Executive Vice President and CFO

[Revolver Amendment Signature Page]

SUNTRUST BANK, as Administrative Agent,
as Swing Line Lender and as an Issuing Lender

By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Director

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Director

[Revolver Amendment Signature Page]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

[Revolver Amendment Signature Page]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Molero
	Name:	Matthew Molero
	Title:	Senior Vice President

[Revolver Amendment Signature Page]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

[Revolver Amendment Signature Page]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen J. Jones
	Name:	Stephen J. Jones
	Title:	Senior Vice President

[Revolver Amendment Signature Page]

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Managing Director

By:	/s/ Mary Lou Allen
	Name:	Mary Lou Allen
	Title:	Director

[Revolver Amendment Signature Page]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Leslie P. Vowell
	Name:	Leslie P. Vowell
	Title:	Attorney-in-Fact

[Revolver Amendment Signature Page]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/a/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

[Revolver Amendment Signature Page]